                                                               ANNUAL REPORT

                                                               December 31, 2002

                                                     [MORGAN STANLEY LOGO]

                                                     Morgan Stanley
                                                     Emerging Markets Debt Fund,
                                                     Inc.


                                                     Morgan Stanley
                                                     Investment Management Inc.
                                                     Investment Adviser

Morgan Stanley Emerging Markets Debt Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE             DIRECTOR
BOARD OF DIRECTORS
                            Michael Nugent
Ronald E. Robison           DIRECTOR
PRESIDENT AND DIRECTOR
                            Fergus Reid
John D. Barrett II          DIRECTOR
DIRECTOR
                            Stefanie V. Chang
Thomas P. Gerrity           VICE PRESIDENT
DIRECTOR
                            Lorraine Truten
Gerard E. Jones             VICE PRESIDENT
DIRECTOR
                            James W. Garrett
Joseph J. Kearns            TREASURER
DIRECTOR
                            Mary E. Mullin
Vincent R. McLean           SECRETARY
DIRECTOR
                            Belinda A. Brady
C. Oscar Morong, Jr.        ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.


(C) 2003 Morgan Stanley

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Letter to Stockholders
                                 Overview


For the year ended December 31, 2002, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 11.54% compared to 13.11% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $7.55, representing a 10.5% discount to the Fund's net asset value per share.

MARKET REVIEW

The emerging markets debt (EMD) asset class has spent the better part of the last decade trying to shake its reputation for high risk and volatile return pattern. With another year of muted volatility and solid returns under its belt in 2002, it seems likely that EMD could receive some overdue attention by investors seeking higher yields in 2003.

EMD performed quite well in 2002 due to the substantial decline in U.S. Treasury yields and contracting yield spreads for most EMD issues. More importantly, a number of positive trends gained momentum over the course of the year, including a continued improvement in overall credit quality, a steady decline in inter-country correlations and continued new allocations to the EMD asset class.

Relative returns were aided by security selection decisions in Russia, security selection in Indonesian corporates undergoing restructuring and consistent underweights in both Ecuador and Uruguay. Defensive positioning in Brazil, during the fourth quarter, detracted from relative returns, as did an overweight in Venezuelan assets.

The EMD asset class got off to a very strong start in 2002 as spreads tightened by over 130 basis points during the first five months of the year. The rebound in the global economy and significant inflows into EMD were major factors driving this strong absolute performance. Motivated by evidence of a turn in the global economic cycle and low nominal interest rates in the developed world, many investors increased their EMD allocations. In addition, oil exporters such as Ecuador, Mexico, Nigeria, Russia and Venezuela performed particularly well in this environment as a result of higher than expected oil prices.

The strong start for EMD gave way to a period of heightened volatility during the late spring and summer months. A left-leaning presidential candidate in Brazil unsettled the markets, as did a pause in global economic activity and revelations of corporate accounting scandals. These events rattled investor confidence in all financial markets and caused EMD to give back all of the gains earned during the first few months of the year. During the third quarter, the intensification of market volatility and the acknowledgement that new capital flows would not be forthcoming to Latin America caused EMD bond prices to fall further; yield spreads widened more than 300 basis points between May and the end of September. Fortunately, the asset class reversed course and rallied strongly during the final quarter of the year, allowing the yield spread on the overall Index to end the year 15 basis points below its starting level. The year end EMD rally was largely a response to the improvement in other non-Treasury bond markets, the sharp turnaround in equity prices in the final few months of the year and the U.S. Federal Reserve's early November 50 basis point cut in the Federal funds target rate.

There was tremendous dispersion in the performance of EMD countries during 2002 as a number of countries posted total returns above 20% including Russia, South Africa, Turkey and Pakistan; while other countries such as Argentina, Brazil and Uruguay experienced negative returns.

MARKET OUTLOOK

As is usually the case, the high current income provided by EMD bonds may provide some protection against the potential for rising interest rates within the developed markets. Moreover, the combination of favorable liquidity conditions, a rebounding U.S. economy and the continuation of EMD inflows from new investors may provide a strong foundation supporting the EMD asset class in 2003.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                    January 2003

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Investment Summary (Unaudited)
                                 December 31, 2002


Historical Information

                                                                            TOTAL RETURN (%)
                                        -----------------------------------------------------------------------------------------
                                                 MARKET VALUE(1)               NET ASSET VALUE(2)                INDEX(3)
                                        -----------------------------------------------------------------------------------------
                                                               AVERAGE                        AVERAGE                    AVERAGE
                                            CUMULATIVE          ANNUAL      CUMULATIVE         ANNUAL      CUMULATIVE     ANNUAL
---------------------------------------------------------------------------------------------------------------------------------
One Year                                          11.11%         11.11%          11.54%         11.54%          13.11%     13.11%
Five Year                                         15.20           2.87           30.33           5.44           44.08       7.58
Since Inception*                                 173.29          11.24          205.87          12.56          167.10      10.97

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                        YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------------------------------------
                                1993*       1994      1995     1996      1997      1998       1999      2000       2001       2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share      $ 18.96    $ 12.23   $ 12.40   $ 17.31   $ 15.21   $  7.01   $  8.36   $  8.22    $  8.25    $ 8.45
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share         $ 18.13    $ 11.38   $ 12.50   $ 15.13   $ 15.38   $  7.19   $  6.81   $  6.88    $  7.40    $ 7.55
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                (4.4)%     (7.0)%     0.8%    (12.6)%     1.1%      2.6%    (18.5)%   (16.3)%    (10.3)%   (10.5)%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends               $  0.16    $  1.49   $  1.72   $  1.08   $  1.27   $  1.41   $  1.01   $  1.08    $  0.85    $ 0.66
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         --    $  0.41        --        --   $  3.44   $  2.94        --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)             35.96%    (25.95)%   26.85%+   50.98%    21.71%   (33.00)%   36.58%    13.50%     12.50%    11.54%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)            18.67%    (18.35)%   26.38%    35.23%    11.95%   (11.54)%   24.18%    14.41%      1.36%    13.11%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Global Index (the "Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index includes coverage of 27 emerging market countries. Since the Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
  * The Fund commenced operations on July 23, 1993.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Portfolio Summary (Unaudited)
                                 December 31, 2002


[CHART]

Allocation of Total Investments*

Debt Securities          99.0%
Short-Term Investments    0.9%
Equity Securities         0.1%

[CHART]

Country Weightings*

Mexico          20.2%
Brazil          16.5%
Russia          16.5%
Venezuela        6.7%
Colombia         5.6%
Other           34.5%

Ten Largest Holdings**

                                                           PERCENT OF
                                                                TOTAL
                                                          INVESTMENTS
---------------------------------------------------------------------
 1.  Russian Federation
      5.00%, 3/31/30 (Russia)                                     6.2%

 2.  Russian Federation
      12.75%, 6/24/28 (Russia)                                    6.1

 3.  United Mexican States, Discount Bond, 'A'
      9.875%, 2/1/10 (Mexico)                                     5.9

 4.  United Mexican States
      8.30%, 8/15/31 (Mexico)                                     4.8

 5.  United Mexican States
      11.375%, 9/15/16 (Mexico)                                   4.7

 6.  Federative Republic of Brazil Bond, 'C' PIK
      8.00%, 4/15/14 (Brazil)                                     3.9%

 7.  Republic of Colombia
      9.75%, 4/9/11 (Colombia)                                    3.7

 8.  Government of Malaysia
      7.50%, 7/15/11 (Malaysia)                                   3.4

 9.  Federative Republic of Brazil Global Bond
      8.875%, 4/15/24 (Brazil)                                    3.3

10.  Federative Republic of Brazil Debt Conversion Bond, 'L'
      2.625%, 4/15/12 (Brazil)                                    3.3
                                                                 ----
                                                                 45.3%
                                                                 ====

  * Percent of Total Investments
 ** Excludes Short-Term Investments

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Statement of Net Assets
(SHOWING PERCENTAGE OF TOTAL     STATEMENT OF NET ASSETS
 VALUE OF INVESTMENTS)           December 31, 2002


                                                                     FACE
                                                                   AMOUNT                    VALUE
                                                                    (000)                    (000)
--------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (99.0%)
==================================================================================================
ALGERIA (0.7%)
SOVEREIGN (0.7%)
  Algerian Loan Agreement Tranche 1
    7.188%, 3/31/10                                          $      1,449               $    1,348
==================================================================================================
ARGENTINA (3.1%)
SOVEREIGN (3.1%)
  Republic of Argentina
    11.375%, 3/15/10                                                4,260(d,f)                 937
    11.75%, 4/7/09                                                  7,090(d,f)               1,595
    11.75%, 6/15/15                                                 2,010(d,f)                 460
  Republic of Argentina Par Bond, 'L-GP'
    6.00%, 3/31/23                                                  6,490(d,f)               2,986
--------------------------------------------------------------------------------------------------
                                                                                             5,978
==================================================================================================
BRAZIL (16.5%)
SOVEREIGN (16.5%)
  Federative Republic of Brazil
    12.00%, 4/15/10                                                 2,610                    1,892
    12.75%, 1/15/20                                                 1,740                    1,218
  Federative Republic of Brazil Bond, 'C' PIK
    8.00%, 4/15/14                                                 11,569(e)                 7,579
  Federative Republic of Brazil Bond, 'L'
    2.625%, 4/15/09                                                 4,259(a)                 2,821
  Federative Republic of Brazil Bond, 'Z-L'
    2.563%, 4/15/24                                                 6,390(a)                 3,850
  Federative Republic of Brazil Debt
    Conversion Bond, 'L'
    2.625%, 4/15/12                                                11,800(a)                 6,371
  Federative Republic of Brazil Debt
    Conversion Bond, 'RG'
    2.625%, 4/15/12                                                 2,570(a)                 1,401
  Federative Republic of Brazil Global Bond
    8.875%, 4/15/24                                                11,930                    6,443
    12.25%, 3/6/30                                                    860                      598
--------------------------------------------------------------------------------------------------
                                                                                            32,173
==================================================================================================
BULGARIA (2.2%)
SOVEREIGN (2.2%)
  Republic of Bulgaria
    8.25%, 1/15/15                                                  1,370                    1,495
    8.25%, 1/15/15                                                  1,699(b)                 1,856
  Republic of Bulgaria Front-Loaded
  Interest Reduction Bond, 'A'
    2.688%, 7/28/12                                                   971(a)                   916
--------------------------------------------------------------------------------------------------
                                                                                             4,267
==================================================================================================
CHILE (0.9%)
CORPORATE (0.9%)
  Empresa Nacional De Petroleo
    6.75%, 11/15/12                                                 1,680(b)                 1,771
==================================================================================================
COLOMBIA (5.6%)
SOVEREIGN (5.6%)
  Republic of Colombia
    9.75%, 4/23/09                                           $        870               $      896
    9.75%, 4/9/11                                                   6,903                    7,127
    10.50%, 7/9/10                                                  2,820                    2,961
--------------------------------------------------------------------------------------------------
                                                                                            10,984
==================================================================================================
CROATIA (0.7%)
SOVEREIGN (0.7%)
  Croatia Government International Bond, 'A'
    2.688%, 7/31/10                                                 1,309(a)                 1,298
==================================================================================================
DOMINICAN REPUBLIC (0.6%)
SOVEREIGN (0.6%)
  Dominican Republic Bond
    9.50%, 9/27/06                                                  1,050(b)                 1,125
==================================================================================================
EL SALVADOR (0.9%)
SOVEREIGN (0.9%)
  Republic of El Salvador
    7.75%, 1/24/23                                                  1,690(b)                 1,681
==================================================================================================
INDIA (0.0%)
CORPORATE (0.0%)
  Surashtra Cement and Chemical Ltd.
    19.00%                                                   INR   30,000(f,g)                  --@
==================================================================================================
INDONESIA (1.3%)
CORPORATE (1.3%)
  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                                          $      4,500(b,d,f)             1,035
  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                                  1,280(d,f)                 314
  Tjiwi Kimia International Global Bond
    13.25%, 8/1/49                                                  4,990(d,f)               1,222
--------------------------------------------------------------------------------------------------
                                                                                             2,571
==================================================================================================
IVORY COAST (0.5%)
SOVEREIGN (0.5%)
  Republic of Ivory Coast Bond
    2.00%, 3/29/18                                                  4,525(c,d,f)               566
  Republic of Ivory Coast Front-Loaded
    Interest Reduction Bond
    2.00%, 3/29/18                                                  3,677(c,d,f)               478
--------------------------------------------------------------------------------------------------
                                                                                             1,044
==================================================================================================
MALAYSIA (3.4%)
SOVEREIGN (3.4%)
  Government of Malaysia
    7.50%, 7/15/11                                                  5,755                    6,616
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

Statement of Net Assets (cont'd) STATEMENT OF NET ASSETS
                                 December 31, 2002


                                                                     FACE
                                                                   AMOUNT                    VALUE
                                                                    (000)                    (000)
--------------------------------------------------------------------------------------------------
MEXICO (20.1%)
CORPORATE (4.7%)
  Pemex Master Trust
    8.625%, 2/1/22                                           $      1,720(b)            $    1,815
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                                3,800                    4,331
  Petroleos Mexicanos
    9.50%, 9/15/27                                                  2,700                    3,024
--------------------------------------------------------------------------------------------------
                                                                                             9,170
--------------------------------------------------------------------------------------------------
SOVEREIGN (15.4%)
  United Mexican States (MTN)
    8.30%, 8/15/31                                                  8,840                    9,352
    11.375%, 9/15/16                                                6,790                    9,099
  United Mexican States, Discount Bond, 'A'
    9.875%, 2/1/10                                                  9,380(e)                11,515
--------------------------------------------------------------------------------------------------
                                                                                            29,966
--------------------------------------------------------------------------------------------------
                                                                                            39,136
==================================================================================================
MOROCCO (2.3%)
SOVEREIGN (2.3%)
  Kingdom of Morocco, 'A'
    2.56%, 1/5/09                                                   4,883(a)                 4,455
==================================================================================================
NIGERIA (1.0%)
SOVEREIGN (1.0%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                                 3,000                    2,038
==================================================================================================
PANAMA (2.8%)
SOVEREIGN (2.8%)
  Republic of Panama
    9.375%, 4/1/29                                                  3,030                    3,250
    9.625%, 2/8/11                                                  1,250                    1,366
  Republic of Panama, PDI PIK
    2.75%, 7/17/16                                                  1,031                      821
--------------------------------------------------------------------------------------------------
                                                                                             5,437
==================================================================================================
PERU (4.8%)
SOVEREIGN (4.8%)
  Republic of Peru
    9.125%, 2/21/12                                                 3,840                    3,763
Republic of Peru Front-
    Loaded Interest
    Reduction Bond
    4.00%, 3/7/17                                                   4,040(a,c)               2,868
  Republic of Peru, PDI Bond
    4.25%, 3/7/17                                                   3,420(a)                 2,668
--------------------------------------------------------------------------------------------------
                                                                                             9,299
==================================================================================================
PHILIPPINES (1.6%)
SOVEREIGN (1.6%)
  Republic of Philippines
    9.375%, 1/18/17                                                 2,980                    3,062
==================================================================================================
POLAND (0.9%)
SOVEREIGN (0.9%)
  Republic of Poland
    3.75%, 10/27/24                                          $      1,980               $    1,663
==================================================================================================
QATAR (0.8%)
SOVEREIGN (0.8%)
  State of Qatar
    9.75%, 6/15/30                                                  1,260                    1,603
==================================================================================================
RUSSIA (16.5%)
SOVEREIGN (16.5%)
  Russian Federation
    5.00%, 3/31/30                                                 15,115(c)                11,979
    5.00%, 3/31/30                                                  4,684(b,c)               3,712
    8.25%, 3/31/10                                                  1,318                    1,393
    8.75%, 7/24/05                                                  2,900                    3,143
    12.75%, 6/24/28                                                 9,000                   11,925
--------------------------------------------------------------------------------------------------
                                                                                            32,152
==================================================================================================
SOUTH AFRICA (1.7%)
SOVEREIGN (1.7%)
  Republic of South Africa
    7.375%, 4/25/12                                                 3,140                    3,399
==================================================================================================
SOUTH KOREA (1.7%)
CORPORATE (1.1%)
  Korea Electric Power Corp.
    7.75%, 4/1/13                                                   1,850                    2,227
--------------------------------------------------------------------------------------------------
SOVEREIGN (0.6%)
  Republic of South Korea
    8.875%, 4/15/08                                                   950                    1,179
--------------------------------------------------------------------------------------------------
                                                                                             3,406
==================================================================================================
TUNISIA (0.4%)
CORPORATE (0.4%)
  Banque Centrale de Tunisie
    7.375%, 4/25/12                                                   750                      787
==================================================================================================
TURKEY (0.9%)
SOVEREIGN (0.9%)
  Republic of Turkey
    12.375%, 6/15/09                                                1,580                    1,717
==================================================================================================
UKRAINE (0.4%)
SOVEREIGN (0.4%)
  Ukraine Government
    11.00%, 3/15/07                                                   680                      701
==================================================================================================
VENEZUELA (6.7%)
SOVEREIGN (6.7%)
  Republic of Venezuela
    9.25%, 9/15/27                                                  8,460                    5,721
  Republic of Venezuela Debt Conversion Bond, 'DL'
    2.31%, 12/18/07                                                 7,262(a)                 5,574

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

Statement of Net Assets (cont'd) STATEMENT OF NET ASSETS
                                 December 31, 2002


                                                                     FACE
                                                                   AMOUNT                    VALUE
                                                                    (000)                    (000)
--------------------------------------------------------------------------------------------------
VENEZUELA (CONT'D)
SOVEREIGN (CONT'D)
  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                           $      2,270               $    1,827
--------------------------------------------------------------------------------------------------
                                                                                            13,122
==================================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $191,848)                                                                          192,833
==================================================================================================

                                                                   NO. OF
                                                                   RIGHTS
--------------------------------------------------------------------------------------------------
RIGHTS (0.1%)
--------------------------------------------------------------------------------------------------
MEXICO
  United Mexican States Value
    Recovery Rights, 6/30/03
  (Cost $--@)                                                  41,421,000(f)                   124
==================================================================================================

                                                                   NO. OF
                                                                 WARRANTS
--------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
==================================================================================================
COLOMBIA (0.0%)
  Occidente y Caribe Celular,
    expiring 3/15/04                                               69,200(b,f)                   1
==================================================================================================
NIGERIA (0.0%)
  Central Bank of Nigeria,
    expiring 11/15/20                                               6,500(a,f)                  --@
==================================================================================================
VENEZUELA (0.0%)
  Republic of Venezuela,
    expiring 4/15/20                                               11,350(f)                    --@
==================================================================================================
TOTAL WARRANTS
  (Cost $44)                                                                                     1
==================================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
==================================================================================================
UNITED STATES (0.9%)
REPURCHASE AGREEMENT (0.9%)
  J.P. Morgan Securities Inc.,
    1.05%, dated 12/31/02,
    due 1/02/03 (Cost $1,803)                                $      1,803(h)                 1,803
==================================================================================================
                                                                                             VALUE
                                                                                             (000)
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%)
  (Cost $193,695)                                                                       $  194,761
==================================================================================================
                                                                   AMOUNT
                                                                    (000)
--------------------------------------------------------------------------------------------------
OTHER ASSETS
  Cash                                                       $        277
  Receivable for
    Investments Sold                                                5,805
  Interest Receivable                                               3,971
  Due from Broker                                                     229
  Other                                                                12                   10,294
==================================================================================================
LIABILITIES
  Payable For:
    Investments Purchased                                          (7,657)
    Dividends Declared                                             (3,307)
    Reverse Repurchase
      Agreements                                                   (7,399)
    Investment Advisory Fees                                         (158)
    Directors' Fees and
      Expenses                                                        (82)
    Stockholder Reporting
      Expenses                                                        (76)
    Professional Fees                                                 (35)
    Administrative Fees                                               (23)
    Custodian Fees                                                    (10)                 (18,747)
==================================================================================================
NET ASSETS
  Applicable to 22,046,681 issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                                     $  186,308
==================================================================================================
NET ASSET VALUE PER SHARE                                                               $     8.45
==================================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                                                          $      220
  Paid-in Capital                                                                          279,080
  Undistributed (Distributions in Excess of) Net
    Investment Income                                                                         (892)
  Accumulated Net Realized Gain (Loss)                                                     (92,805)
  Unrealized Appreciation (Depreciation) on
    Investments, Futures and Foreign Currency
    Translations                                                                               705
==================================================================================================
TOTAL NET ASSETS                                                                        $  186,308
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

Statement of Net Assets (cont'd) STATEMENT OF NET ASSETS
                                 December 31, 2002


(a) -- Variable/floating rate security - rate disclosed is as of December 31, 2002.
(b) -- 144A Security - Certain conditions for public sale may exist.
(c) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is ultimate maturity.
(d) -- Security is in default.
(e) -- Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2002. See note A-4 to financial statements
(f) -- Non-income producing.
(g) -- Security valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Fund held a fair-valued security with a market value of $0, representing 0.0% of net assets.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
MTN -- Medium Term Note
PDI -- Past Due Interest.
PIK -- Payment-in-kind. Income may be paid in additional securities or cash at the discretion of the issuer.
INR -- Indian Rupee
===================================================================

FUTURES CONTRACTS:

     The Fund had the following futures contracts open at period end:

                    NUMBER      NOTIONAL                  UNREALIZED
                     OF          VALUE      EXPIRATION    GAIN (LOSS)
                  CONTRACTS      (000)         DATE          (000)
--------------------------------------------------------------------
Short:
  5 Year U.S.
  Treasury Note         200     $ 22,650      March-03       $ (367)
===================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 Financial Statements

Statement of Operations

                                                                                YEAR ENDED
                                                                         DECEMBER 31, 2002
                                                                                     (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest (net of $75 of foreign taxes withheld)                               $   17,283
==========================================================================================
EXPENSES
  Investment Advisory Fees                                                           1,830
  Administrative Fees                                                                  203
  Stockholder Reporting Expenses                                                       131
  Professional Fees                                                                    101
  Interest Expense on Reverse Repos                                                     76
  Custodian Fees                                                                        39
  Stockholder Servicing Fees                                                            31
  Bank Overdraft Expense                                                                14
  Directors' Fees and Expenses                                                          13
  Other Expenses                                                                         8
==========================================================================================
    TOTAL EXPENSES                                                                   2,446
==========================================================================================
      NET INVESTMENT INCOME                                                         14,837
==========================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                        5,350
  Futures                                                                           (1,124)
==========================================================================================
    NET REALIZED GAIN (LOSS)                                                         4,226
==========================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                          239
  Foreign Currency Translations                                                         11
  Futures                                                                             (367)
==========================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  (117)
==========================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)        4,109
==========================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $   18,946
==========================================================================================

Statement of Changes in Net Assets

                                                                                               YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                                                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                                         $  14,837             $  17,659
  Net Realized Gain (Loss)                                                                          4,226                (2,457)
  Change in Unrealized Appreciation (Depreciation)                                                   (117)                4,317
===============================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                18,946                19,519
===============================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                           (14,551)              (18,740)
===============================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                         4,395                   779
===============================================================================================================================
Net Assets:
  Beginning of Period                                                                             181,913               181,134
===============================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
    INCOME OF $(892) AND $(1,132), RESPECTIVELY)                                                $ 186,308             $ 181,913
===============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 Financial Statements

Statement of Cash Flows

                                                                                                               YEAR ENDED
                                                                                                        DECEMBER 31, 2002
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Long-Term Investments                                             $       286,267
  Purchases of Long-Term Investments                                                                             (277,277)
  Net Increase (Decrease) in Short-Term Investments                                                                (1,803)
  Net Realized Gain (Loss) on Futures Contracts                                                                    (1,124)
  Net Investment Income                                                                                            14,837
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net (Increase) Decrease in Receivables Related to Operations                                                      399
    Net Increase (Decrease) in Payables Related to Operations                                                         (47)
    Accretion/Amortization of Discounts and Premiums                                                               (1,993)
-------------------------------------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                                                        19,259
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received (Paid) for Reverse Repurchase Agreements                                                           (2,594)
  Cash Distributions Paid                                                                                         (16,094)
-------------------------------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                                          (18,688)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Cash                                                                                     571
CASH AT BEGINNING OF PERIOD                                                                                          (294)
-------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                     $           277
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Selected Per Share Data and Ratios
                                 Financial Highlights


                                                                               YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                       2002+            2001           2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   8 .25       $    8.22      $    8.36       $    7.01        $   15.21
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                   0.67            0.80           1.23            1.09             1.27
Net Realized and Unrealized Gain (Loss) on
  Investments                                           0.19            0.08          (0.29)           1.27            (5.12)
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    0.86            0.88           0.94            2.36            (3.85)
------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                (0.66)          (0.85)         (1.08)          (1.01)           (1.41)
  Net Realized Gain                                       --              --             --              --            (2.94)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                (0.66)          (0.85)         (1.08)          (1.01)           (4.35)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    8.45       $    8.25      $    8.22       $    8.36        $    7.01
==============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD              $    7.55       $    7.40      $    6.88       $    6.81        $    7.19
==============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                         11.11%          20.65%         16.49%           8.55%          (32.04)%
  Net Asset Value(1)                                   11.54%          12.50%         13.50%          36.58%          (33.00)%
==============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)              $ 186,308       $ 181,913      $ 181,134       $ 184,269        $ 153,084
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                 1.34%           1.61%          2.32%           2.28%            2.75%
Ratio of Expenses Excluding Interest Expense to
  Average Net Assets                                    1.29%           1.41%          1.34%           1.35%            1.47%
Ratio of Net Investment Income to Average Net
  Assets                                                8.11%           9.73%         14.31%          14.53%           12.50%
Portfolio Turnover Rate                                  149%            233%           272%            178%             308%
------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Notes to Financial Statements
                                 December 31, 2002


     Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 2002, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

                                                     MATURITY IN
                                                       LESS THAN
                                                        365 DAYS
     -----------------------------------------------------------
     Value of Securities Subject to Repurchase       $ 7,398,000
     Liability Under Reverse Repurchase Agreement    $ 7,399,000
     Weighted Average Days to Maturity                      10.2

     The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2002, was approximately $6,518,000 at a weighted average interest rate of 1.77%.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Notes to Financial
Statements (cont'd)              December 31, 2002


4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Notes to Financial
Statements (cont'd)              December 31, 2002


     representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

7. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

8. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Notes to Financial
Statements (cont'd)              December 31, 2002


E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

     2002 DISTRIBUTIONS             2001 DISTRIBUTIONS
         PAID FROM:                     PAID FROM:
          (000)                           (000)
---------------------------    -------------------------
                  LONG-TERM                    LONG-TERM
  ORDINARY          CAPITAL        ORDINARY      CAPITAL
    INCOME             GAIN          INCOME         GAIN
--------------------------------------------------------
  $ 14,551             $ --        $ 18,740         $ --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

    UNDISTRIBUTED              UNDISTRIBUTED
   ORDINARY INCOME        LONG-TERM CAPITAL GAIN
        (000)                     (000)
----------------------------------------------------
       $ 1,145                    $ --
----------------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of securities was approximately $194,723,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $38,000, of which $13,363,000 related to appreciated securities and $13,325,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $92,832,000 available to offset future capital gains, of which $75,550,000 will expire on December 31, 2006, $13,135,000 will expire on December 31, 2007 and $4,147,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2002, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $1,887,000.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund did not defer any post-October losses to January 1, 2003, for U.S. Federal income tax purposes.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling approximately $278,726,000 and $286,625,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Notes to Financial
Statements (cont'd)              December 31, 2002


of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable under the Plan totaled $81,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Directors' Fees and Expenses were increased by $9,399 due to these fluctuations.

On December 13, 2002, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.15 per share, derived from net investment income, payable on January 10, 2003, to stockholders of record on December 24, 2002.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Independent Auditors' Report
                                 December 31, 2002


TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Director and Officer Information
(Unaudited)                      Overview


Independent Directors:

                                                                                    NUMBER OF
                                          TERM OF                                   PORTFOLIOS IN
                                          OFFICE AND                                FUND
                           POSITION(S)    LENGTH OF        PRINCIPAL                COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME             OCCUPATION(S) DURING     OVERSEEN BY           OTHER DIRECTORSHIPS HELD
DIRECTOR                   REGISTRANT     SERVED*          PAST 5 YEARS             DIRECTOR**            BY DIRECTOR
------------------------   ----------     -----------      --------------------     --------------        ------------------------
John D. Barrett II (67)    Director       Director         Chairman and             71                    Director of the Ashforth
565 Fifth Avenue                          since            Director of Barrett                            Company (real estate).
New York, NY 10017                        1996             Associates, Inc.
                                                           (investment
                                                           counseling).

Thomas P. Gerrity (61)     Director       Director         Professor of             71                    Director, ICG Commerce,
219 Grays Lane                            since            Management, formerly                           Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                       2001             Dean, Wharton School                           Reliance Group Holdings,
                                                           of Business,                                   Inc., CVS Corporation and
                                                           University of                                  Knight-Ridder, Inc.
                                                           Pennsylvania;
                                                           formerly Director,
                                                           IKON Office
                                                           Solutions, Inc.,
                                                           Fiserv, Digital
                                                           Equipment
                                                           Corporation,
                                                           Investor Force
                                                           Holdings, Inc. and
                                                           Union Carbide
                                                           Corporation.

Gerard E. Jones (65)       Director       Director         Of Counsel, Shipman      72                    Director of Tractor
Shipman & Goodwin, LLP                    since            & Goodwin, LLP (law                            Supply Company, Tiffany
43 Arch Street                            1996             firm).                                         Foundation, and
Greenwich, CT 06830                                                                                       and Fairfield County
                                                                                                          Foundation. Director of
                                                                                                          the India Magnum Fund Ltd.

Joseph J. Kearns (60)      Director       Director         Investment               71                    Director, Electro Rent
Kearns & Associates LLC                   since            consultant; formerly                           Corporation and The Ford
PMB 754                                   2001             CFO of The J. Paul                             Family Foundation.
23852 Pacific Coast Hwy.                                   Getty Trust.
Malibu, CA 90265

Vincent R. McLean (71)     Director       Director         Formerly, Executive      71                    Director, Banner Life
702 Shackamaxon Drive                     since            Vice President,                                Insurance Co.; William
Westfield, NJ 07090                       2001             Chief Financial                                Penn Life Insurance
                                                           Officer, Director                              Company of New York.
                                                           and Member of the
                                                           Executive Committee
                                                           of Sperry
                                                           Corporation (now
                                                           part of
                                                           Unisys Corporation).

C. Oscar Morong, Jr.       Director       Director         Managing Director,       71                    Trustee of the mutual
(67)                                      since            Morong Capital                                 funds in the Smith
1385 Outlook Drive West                   2001             Management;                                    Barney/CitiFunds fund
Mountainside, NJ 07092                                     formerly, Senior                               complex.
                                                           Vice President and
                                                           Investment Manager
                                                           for CREF, TIAA-CREF
                                                           Investment
                                                           Management, Inc.
                                                           (investment
                                                           management);
                                                           formerly, Director,
                                                           The Indonesia Fund
                                                           (mutual fund).

William G. Morton, Jr.     Director       Director         Chairman Emeritus        71                    Director of Radio Shack
(65)                                      since            and former Chief                               Corporation (electronics).
304 Newbury Street, #560                  2000             Executive Officer of
Boston, MA 02115                                           Boston Stock
                                                           Exchange.

Michael Nugent (66)        Director       Director         General Partner,         194                   Director of various
c/o Triumph Capital, L.P.                 since            Triumph Capital,                               business organizations;
237 Park Avenue                           2001             L.P. (private                                  Chairman of the Insurance
New York, NY 10017                                         investment                                     Committee and Director or
                                                           partnership);                                  Trustee of the retail
                                                           formerly, Vice                                 families of funds advised
                                                           President, Bankers                             by Morgan Stanley
                                                           Trust Company and BT                           Investment Advisors Inc.
                                                           Capital Corporation.

Fergus Reid (70)           Director       Director         Chairman and Chief       72                    Trustee and Director of
85 Charles Colman Blvd.                   since            Executive Officer of                           approximately 30
Pawling, NY 12564                         1996             Lumelite Plastics                              investment companies in
                                                           Corporation.                                   the JPMorgan Funds
                                                                                                          complex managed by
                                                                                                          JPMorgan Investment
                                                                                                          Management Inc. Director
                                                                                                          of the India Magnum Fund
                                                                                                          Ltd.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Director and Officer
Information (cont'd)             Overview


Interested Directors:

                                                                                             NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                                           OFFICE AND                                        FUND
                          POSITION(S)      LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF  HELD WITH        TIME             PRINCIPAL OCCUPATION(S)          OVERSEEN BY       OTHER DIRECTORSHIPS
DIRECTOR                  REGISTRANT       SERVED*          DURING PAST 5 YEARS              DIRECTOR**        HELD BY DIRECTOR
------------------------  --------------   -----------      -----------------------------    --------------    -------------------
Barton M. Biggs (70)      Chairman         Chairman         Chairman, Director and           72                Member of the Yale
1221 Avenue of the        and Director     and Director     Managing Director of Morgan                        Development Board
Americas                                   since            Stanley Investment Management
New York, NY 10020                         1996             Inc. and Chairman and
                                                            Director of Morgan Stanley
                                                            Investment Management
                                                            Limited; Managing Director of
                                                            Morgan Stanley & Co.
                                                            Incorporated; Director and
                                                            Chairman of the Board of
                                                            various U.S. registered
                                                            companies managed by Morgan
                                                            Stanley Investment Management
                                                            Inc.

Ronald E. Robison (63)    President        President        President and Trustee; Chief     72
1221 Avenue of the        and Director     and Director     Global Operations Officer and
Americas                                   since            Managing Director of Morgan
New York, NY 10020                         2001             Stanley Investment
                                                            Management, Inc.; Managing
                                                            Director of Morgan Stanley &
                                                            Co. Incorporated; formerly,
                                                            Managing Director and Chief
                                                            Operating Officer of TCW
                                                            Investment Management
                                                            Company; Director and
                                                            President of various funds in
                                                            the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
Director and Officer
Information (cont'd)             Overview


Officers:

                                             POSITION(S)        TERM OF OFFICE
                                             HELD WITH          AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT         TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   --------------     ------------------     ---------------------------------------------
Ronald E. Robison (63)                       President          President and          Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    and Director       Director since         Director of Morgan Stanley Investment
1221 Avenue of the Americas                                     2001                   Management Inc.; Director and President of
New York, NY 10020                                                                     various U.S. registered investment companies
                                                                                       managed by Morgan Stanley Investment
                                                                                       Management Inc.; previously, Managing
                                                                                       Director and Chief Operating Officer of
                                                                                       TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice               Vice President         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President          since 1997             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                            Management Inc.; formerly, practiced law
New York, NY 10020                                                                     with New York law firm of Rogers & Wells
                                                                                       (now Clifford Chance US LLP); Vice President
                                                                                       of certain funds in the Fund Complex.

Lorraine Truten (41)                         Vice               Vice President         Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.    President          since 2001             Investment Management Inc.; Head of Global
1221 Avenue of the Americas                                                            Client Services, Morgan Stanley Investment
New York, NY 10020                                                                     Management Inc.; President, Morgan Stanley
                                                                                       Fund Distribution, Inc. formerly, President
                                                                                       of Morgan Stanley Institutional Fund Trust;
                                                                                       Vice President of certain funds in the Fund
                                                                                       Complex.

Mary E. Mullin (35)                          Secretary          Secretary since        Vice President of Morgan Stanley & Co.,
Morgan Stanley Investment Management Inc.                       1999                   Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                            Management, Inc.; formerly, practiced law
New York, NY 10020                                                                     with the New York law firms of McDermott,
                                                                                       Will & Emery and Skadden, Arps, Slate,
                                                                                       Meagher & Flom LLP; Secretary of certain
                                                                                       funds in the Fund Complex.

James W. Garrett (34)                        Treasurer          Treasurer since        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2002                   Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                            Management Inc. and Treasurer of various
New York, NY 10020                                                                     U.S. registered investment companies managed
                                                                                       by Morgan Stanley Investment Management
                                                                                       Inc.; formerly, with Price Waterhouse LLP
                                                                                       (now PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant          Assistant              Fund Administration Senior Manager, J.P.
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since        Morgan Investor Services Co. (formerly Chase
73 Tremont Street                                               2001                   Global Funds Services Company); formerly,
Boston, MA 02108-3913                                                                  Senior Auditor at Price Waterhouse LLP (now
                                                                                       PricewaterhouseCoopers LLP). Assistant
                                                                                       Treasurer of certain funds in the Fund
                                                                                       Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley Emerging Markets Debt Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353